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                                                                    Exhibit 10.5


                          MANAGEMENT SERVICES AGREEMENT

         This Management Services Agreement, dated October 12, 1999 (this "Agreement"), is entered into by and between AmazeScape.com, Inc., a Nevada corporation (the "Company"), and Infusion Capital Partners, L.L.C., a Delaware limited liability company (the "Consultant").

         In consideration of the mutual covenants of the parties set forth in this Agreement, the parties, intending to be legally bound, agree as follows:

         1. Purpose. The Company hereby engages the Consultant, as an independent contractor of the Company, to provide the services required pursuant to Section 3 throughout the Term (as defined in Section 2), on the terms and subject to the conditions set forth herein.

         2. Term. The period during which the Consultant shall provide services to the Company hereunder (the "Term") shall commence on the date hereof and continue for a period of one year; provided, however, (a) either party may terminate this Agreement prior to the end of the Term by delivering written notice of termination to the other party at least twenty (20) days prior to the effective date of termination, (b) the Consultant may terminate the Term in accordance with Section 10 and (c) the Company may terminate the Term in accordance with Section 11.

         3. Duties of the Consultant. Throughout the Term, the Consultant's duties shall be to provide financial advisory services to the Company by assisting the Company in (a) identifying possible merger or acquisition opportunities and (b) structuring and implementing the terms of any such merger or acquisition opportunity that the Company desires to pursue. It is understood and acknowledged by the parties that the value of the Consultant's advice is not readily quantifiable and not necessarily in proportion to the amount of time devoted to performing services, that the Consultant shall not be obligated to spend any specific amount of time to the rendition of any services hereunder and that the Company's obligation to deliver that Consultant's compensation hereunder shall not be contingent on its providing any services other than as expressly stated above. Nothing in this Agreement shall require the Company to request that the Consultant perform any particular service at any particular time or require the Consultant to undertake any duties beyond the scope of the services required by this Section 3. The Company specifically acknowledges that the Consultant shall not be providing legal, tax or accounting services.

         4. Compensation. In consideration for the services rendered by the Consultant pursuant to Section 3, the Company shall issue the Consultant a warrant, in form and substance satisfactory to the Consultant, to purchase 950,000 shares of the Company's common stock at the exercise price of $1.00 per share (the "Warrant"). Warrant shall be exercisable with respect to (i) 595,000 shares of the Company without regard to the market price of the common stock,
(ii) 177,500 shares of the Company at such time that the market price of the common stock equals or exceeds 400% of the exercise price for a period of 20 consecutive days prior to exercise and (iii) 177,500 shares of the Company at such time as the market price of the common stock equals or exceeds 1000% of the exercise price for a period of 20 consecutive days prior to exercise. For purposes hereof, "market price" means the average of the closing bid price of the Company's common stock (or the common stock of any company for which the Company's common stock may be converted or exchanged). Warrant shall be exercisable on a cashless basis and may be assigned by the Consultant, in whole or in part, to any of its members, managers, employees, other persons or entities who have provided services to or for the Consultant in connection with its performance hereunder and any family members thereof. The Consultant shall furnish the Company with prior written notice of any proposed assignment of Warrant. Warrant shall be issued upon the execution of this Agreement and shall expire 3 years from the expiration or termination of this Agreement. In the event that the Company shall not have consummated a merger or acquisition transaction prior to June 30, 2000 with an opportunity identified by the Consultant (the parties acknowledge that for purposes of this Agreement that the Consultant has identified Premier Concepts, Inc. ("Premier") as a possible merger opportunity for the Company), on such date, the Company shall purchase from the Consultant, and the Consultant shall sell to the Company, the Warrant referred to herein for the purchase price of $1.00. The Company shall effect the registration of the shares of common stock underlying the Warrant pursuant to the terms and conditions set forth on Exhibit A, hereby incorporated into and made a part of this Agreement.
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                  Representations, Warranties and Covenants

                  5.1 The Company makes the following representations, warranties and covenants to the Consultant:

                       (a) The Company has the corporate power and authority to execute and deliver this Agreement and to perform all of the Company's obligations as set forth in this Agreement, and the Company has obtained any and all necessary approvals relating to such execution, delivery or performance.

                       (b) This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation, enforceable against the Company in accordance with its terms. The execution, delivery and performance of this Agreement by the Company does not violate, breach or contravene the provisions of (i) any charter document, agreement or other document, by which the Company or any of its assets is bound, (ii) any judgment, decree, order, ruling of any judicial or arbitral body or any regulatory or other governmental commission, agency or body having jurisdiction over the Company or any of its assets or (iii) any applicable law.

                       (c) All information provided or made available to the Consultant by or on behalf of the Company will, to the best of the Company's knowledge at the time the information is provided, not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. If during or after the Term the Company becomes aware of any fact or circumstance which gives the Company a reasonable basis for believing that information previously provided or made available to the Consultant contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements were made, the Company shall make prompt written disclosure to the Consultant of such fact or circumstance.

                  5.2 The Consultant makes the following representations and warranties to the Company:

                       (a) The Consultant has the corporate power and authority to execute and deliver this Agreement and to perform all of the Consultant's obligations as set forth in this Agreement, and the Consultant has obtained any and all necessary approvals relating to such execution, delivery or performance.

                       (b) This Agreement has been duly executed and delivered by the Consultant and constitutes a valid and binding obligation, enforceable against the Consultant in accordance with its terms. The execution, delivery and performance of this Agreement by the Consultant does not violate, breach or contravene the provisions of (i) any charter document, agreement or other document, by which the Consultant or any of its assets is bound, (ii) any judgment, decree, order, ruling of any judicial or arbitral body or any regulatory or other governmental commission, agency or body having jurisdiction over the Consultant or any of its assets or (iii) any applicable law.

         6. Confidentiality. The Consultant acknowledges that it has and throughout the Term will continue to have a relationship of trust and confidence with the Company. Based on such relationship, the Consultant has and throughout the Term will continue to be given access to Confidential Information (as hereinafter defined). The Consultant may disclose Confidential Information to its managers, officers, employees and counsel to the extent they need to know such information for the purpose of providing the services required by this Agreement and provided that as a condition to disclosure they agree to be bound by the terms and provisions of this Section 6. The Company and its managers, officers, employees and counsel shall maintain in strict confidence, protect and safeguard the Confidential Information, and, except as expressly provided in the preceding sentence, shall not, directly or indirectly, disclose, reveal or make available to any third party any Confidential Information or use or exploit any Confidential Information for any purpose whatsoever. In the event that the Consultant or any of its managers, officers, employees or counsel is requested or required by law (including by request for information or documents through proper discovery requests, subpoena or other similar legal process) to disclose any Confidential Information, such party shall provide the Company with prompt written notice of any such request or requirement to afford the Company with a reasonable opportunity to seek a protective order or other appropriate remedy and shall cooperate

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with the efforts of the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded to its Confidential Information, unless the Company elects to waive compliance with the provisions of this Agreement, in the Company's sole discretion. In the absence of a protective order, other reliable assurance of confidential treatment or waiver by the Company, if the Consultant or any of its managers, officers, employees or counsel is nonetheless, in the opinion of counsel, legally compelled to disclose Confidential Information, the Consultant or its managers, officers, employees and counsel may, without liability hereunder, disclose only that portion of the Confidential Information that such counsel advises is legally required to be disclosed and only to such court, arbitrator, tribunal, judicial or governmental body or agency or other person that such counsel advises disclosure is legally required to be made. Any out-of-pocket expenses that the Consultant would incur in complying with this Section 6 shall be paid by the Company as a condition to such compliance. "Confidential Information" means any information, data or facts concerning the business, operations, finances, assets, affairs or prospects of the Company, including all information relating to the financial condition, sales or marketing plans or strategies, pricing policies, condition of assets, methods of doing business, computer systems, software products (including all programming and source code information), techniques, know-how and other technical information, financial projections, budgets, business plans, labor or employment matters, vendor/supplier lists, subcontractor lists, customer lists, solicitation lists, contractual arrangements and prospective transactions or relationships with third parties and all other information which the Company regards as confidential or proprietary and may wish to keep confidential; provided, however, Confidential Information will not include information (a) after it becomes generally available to the public, other than as a result of a breach hereof or wrongful conduct of the Consultant or any of its managers, officers, employees or counsel, (b) available to the Consultant on a non-confidential basis prior to disclosure to the Consultant or any of its managers, officers, employees or counsel, as demonstrated by the written records of the Consultant, or (c) after it becomes available to the Consultant on a non-confidential basis from a source other than the Company or any of its representatives, which source was not itself bound by a confidentiality agreement or other duty of confidentiality and did not receive such information, directly or indirectly, from a person or entity so bound.

         7. Other Engagements. Nothing in this Agreement shall restrict or limit the Consultant's acceptance of other engagements or performance of services for any third parties, including competitors of the Company, subject at all times to the Consultant's obligations under Section 6. If the Consultant believes that any task it is required to perform for a third party is in conflict with the best interests of the Company, the Consultant shall disclose such conflict to the Company and, if requested by the Company, shall terminate the Consultant's engagement with either the Company or the third party, as the Consultant may choose. The Company acknowledges that the Consultant provides consulting and other services for Premier and waives all conflicts with the Company's interests arising out of the Consultant's engagement by Premier and services performed for Premier.

         8. Independent Consultant Status. The relationship of the Consultant to the Company is and shall remain solely that of an independent contractor. The Consultant shall not be considered for any purpose, and shall not represent itself as being, a member, manager, officer, employee, partner, joint venturer, agent or representative of the Company. The Consultant's authority to act for the Company shall be limited strictly to such authority as may be granted to the Consultant in writing from time to time by the Board of Directors of the Company, and the Consultant shall have no authority, and shall not represent itself as having authority, to enter into contracts for or otherwise bind the Company or to take any other action beyond what is expressly permitted pursuant to this Agreement.

         9. Public Announcements. Following the closing of any merger or acquisition identified by the Consultant involving the Company, the Consultant shall have the right to place advertisements or make other public announcements in financial and other newspapers, journals and periodicals, at the Consultant's own expense, describing the Consultant's services to the Company hereunder, provided that Consultant has provided a copy of any such advertisement or announcement to the Company prior to publication thereof and the Company has consented to such advertisement or announcement.

         10. Termination by the Consultant. The Consultant may terminate the Term at any time, by giving written notice setting forth the effective date of termination (which may be immediate), after any of the following: (i) the Company's failure to issue and deliver completely and timely the Warrant due to the Consultant pursuant to Section 4; (ii) a material misrepresentation by the Company in or pursuant to this Agreement; (iii) a material

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breach of a warranty or covenant made by the Company in or pursuant to this
Agreement, (iv) conduct on the part of the Company intended to, or reasonably expected to, cause material damage to the business, assets, operations, condition, affairs or prospects of the Consultant, or (v) the indictment of the Company or any of its directors or officers for a crime involving moral turpitude, whether relating to this Agreement, a merger or acquisition or otherwise.

         11. Termination by the Company. The Company may terminate the Term at any time, by giving written notice setting forth the effective date of termination (which may be immediate), after: (i) a material misrepresentation by the Consultant in or pursuant to this Agreement; (ii) a material breach of a warranty or covenant made by the Consultant in or pursuant to this Agreement;
(iii) conduct on the part of the Consultant intended to, or reasonably expected to, cause material damage to the business, assets, operations, condition, affairs or prospects of the Company, (iv) the indictment of the Consultant or any of its managers or officers for a crime involving moral turpitude, whether relating to the Consultant's engagement hereunder or otherwise; or (v) the Consultant's repeated failure to render advice requested by the Company within the scope of the Consultant's duties as set forth in Section 3, which failure persists after written notice to the Consultant.

         12. Effect of Termination. Termination of the Term of this Agreement by the Consultant pursuant to Section 10 or the Company pursuant to Section 11, as the case may be, shall be the exclusive remedy of the applicable party, and the non-terminating party shall have no liability to the other party hereunder except for a breach of Section 6 hereof, for which the Company shall have all of its other rights and remedies at law, in equity or otherwise. Notwithstanding any termination of this Agreement, in the event the Company consummates a merger or acquisition with an opportunity identified by the Consultant (including, without limitation, Premier Concepts, Inc.) prior to June 30, 2000, termination of this Agreement shall not affect the Consultant's ownership or other rights (including, without limitation, cashless exercise, assignability and registration, as provided herein) in the Warrant issued to it hereunder. Sections 6, 13 - 25 and this Section 12 shall survive the termination of the Term for any reason whatsoever and remain in full force and effect indefinitely.

         13. Forum Selection for Disputes. Each of the parties to this Agreement hereby submits to the exclusive, personal jurisdiction of either the Federal District Court for the Southern District of New York or the Courts of the State of New York located in New York County for all claims, disputes or controversies involving the parties hereto and relating to this Agreement. Each party hereby knowingly, intelligently and voluntarily waives its right to contest the jurisdiction or venue of either such court, whether on the grounds of inconvenience or otherwise, and each party hereto knowingly, intelligently and voluntarily waives its right to initiate a suit or action against the other party in any other court or forum.

         14. Waiver of Jury Trial. IRREVOCABLY AND UNCONDITIONALLY, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, INTELLIGENTLY, VOLUNTARILY, IRREVOCABLY, AND UNCONDITIONALLY WAIVES ITS RIGHTS TO DEMAND TRIAL BY JURY IN ANY LITIGATION, SUIT OR OTHER ACTION BROUGHT UNDER OR IN CONNECTION WITH THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT EXECUTED PURSUANT TO, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY PROVISION OF ANY OF THE FOREGOING OR ANY OTHER MATTERS INVOLVING BOTH OF THE PARTIES HERETO.

         15. Notices and Other Communications. Any notice, consent, demand or other communication required or permitted under this Agreement shall be made in writing and shall be deemed to have been duly given if (a) sent by personal delivery or facsimile, telecopier or similar transmission on a business day between the hours of 9:00 a.m. and 6:00 p.m. (and shall be deemed given upon confirmation of receipt, which shall be an automatic machine generated confirmation in the case of facsimile transmission), (b) mailed by first class registered or certified mail, return receipt requested, postage prepaid (and shall be deemed delivered six (6) business days after the date received for delivery by the United States Postal Service, whether or not accepted by the addressee) or (c) sent by nationally recognized next-day delivery courier that guaranties delivery within twenty-four (24) hours, charges prepaid (and shall be deemed delivered one business day after delivery to said courier), addressed to the parties hereto at their respective addresses set forth in the preamble to this Agreement, marked in each case to the attention of the President of the recipient; however, each party may change the person to be notified on its behalf or the address of such person from time to time by giving notice of such change at least ten (10) days in advance.


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         16. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties, oral or written, express or implied, with respect to such subject matter, all of which are merged herein.

         17. Amendments and Waivers. Any provision of this Agreement may be amended or modified, in whole or in part, and the compliance with any provision of this Agreement may be waived only with the written consent of (a) both parties hereto, in the case of an amendment or modification and (b) the party waiving compliance with a provision, in the case of a waiver.

         18. No Waiver. No waiver by any party hereto of any condition, or the breach of any term or covenant contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition.

         19. Severability. If any provision (or any part of any provision) of this Agreement shall for any reason be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such determination shall not invalidate, impair or affect the remainder of this Agreement, which shall continue in full force and effect. If such invalid, illegal or unenforceable provision would be valid, legal and enforceable if modified in scope, duration or otherwise, such provision shall be deemed modified to the minimum extent necessary to render the same valid, legal and enforceable.

         20. Governing Law. This Agreement, its interpretation, performance and enforcement, and the rights and remedies of the parties hereto, shall be governed and construed by and in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

         21. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and permitted assigns. Either party may assign its rights and obligations under this Agreement (a) as part of a merger, consolidation or other transaction effecting an assignment by operation of law or (b) as part of a sale or transfer of substantially all of its assets, including its business and goodwill, in which case the successor entity shall confirm in writing at the time of such sale or transfer that such successor remains bound by this Agreement. Except as provided in the preceding sentence, neither party may assign any of its rights or obligations under this Agreement without the prior written consent of the other party, in such other party's sole discretion. Further, in connection with any merger or acquisition involving the Company, the Warrant issued to the Consultant hereunder shall be exchanged for a warrant to purchase, shares of common stock of the corporation in the merger or acquisition with respect to which the shares of common stock of the Company shall be converted or exchanged, with the same terms and provisions as the Warrant.

         22. No Third Party Rights. This Agreement is not intended to, and it shall not, provide any rights whatsoever to any third party, and no third party shall have any right to assert a claim under or enforce this Agreement against any party hereto. The services rendered by the Consultant to the Company are intended for the sole benefit of the Company. Accordingly, unless otherwise expressly agreed in writing by the Consultant, no one other than the Company is authorized to rely upon any statement, opinion or advice of the Consultant, and no statement, opinion or advice of the Consultant shall be reproduced, disseminated, quoted or referred to at any time in any manner or otherwise used for any purpose, other than as contemplated by this Agreement.

         23. Construction. The masculine form, wherever used herein, shall be construed to include the feminine and the neuter, and vice versa, where appropriate. The singular form, wherever used herein, shall be construed to include the plural, and vice versa, where appropriate. The term "include" (and correlative terms, such as "includes" and "including") shall not be construed as a term of limitation in any context but shall be construed as if followed by the words "without limitation." All references in this Agreement to a "Section" shall be to the applicable section of this Agreement, unless otherwise specially provided. The captions of Sections are for the convenience of the parties only; they form no part of this Agreement and shall not affect its interpretation.

         24. Determining Days. In computing the number of days for purposes hereof, all days shall be counted, including Saturdays, Sundays and legal holidays in the Commonwealth of Pennsylvania or the State of New

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York (unless only business days are specified); provided, however, that if the final day of any time period falls on a Saturday, Sunday or legal holiday, the final day shall be deemed to be the following day which is not a Saturday, Sunday or holiday. A "business day" shall mean any day which is not a Saturday, Sunday or legal holiday in the Commonwealth of Pennsylvania or the State of New York.

         25. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all counterparts together shall constitute one and the same instrument. The transmission of a signature by telecopier will be treated as delivery of an executed original.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                  AMAZESCAPE.COM, INC.


                                  By: _________________________________
                                           Harry Persaud, President

                                  INFUSION CAPITAL PARTNERS, L.L.C.


                                  By: _________________________________
                                         David M. M. Taffet, President

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                                    EXHIBIT A

         1. Registration Rights. The Company shall cause all Registrable Securities (defined below) of the Holders (defined below) to be registered, at its expense, for sale or resale under the Securities Act (defined below) pursuant to an appropriate registration statement, as a condition to the closing of any merger or acquisition involving the Company that results in the Company's stockholders holding shares of publicly-traded stock and either (a) in connection with the shares to be registered in connection with any such the merger or acquisition (i.e. piggyback registration) or (b) pursuant to a separate registration of the Registrable Securities. The Company shall use its best diligent efforts to cause such registration statement to become effective as soon as possible after filing and, in the event of the Merger, concurrently with the closing. After registration, the Company shall use its best efforts to maintain a continuously effective registration statement covering such Registrable Securities until all such Registrable Securities have been sold (or with respect to Warrant shares, the expiration of the Warrant without exercise).

         2. Restrictions. Holders shall not be subject to any agreement restricting Holders from effecting any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities.

         3. Registration Procedures. Unless otherwise required in connection with the Merger:

                  3.1 Before filing a registration statement or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the Holders copies of all such documents proposed to be filed, and any documents incorporated therein by reference, and shall cooperate fully with the Holders and their counsel in drafting or revising any such documents.

                  3.2 The Company shall furnish to each seller of Registrable Securities such number of copies of the registration statement, each amendment and supplement thereto, the prospectus constituting a part of such registration statement (including each preliminary prospectus), all exhibits to such registration statement and such other documents as such seller may reasonably request in writing in order to facilitate the disposition of the Registrable Securities owned by such seller in compliance with applicable law.

                  3.3 The Company shall use its best efforts to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as any seller reasonably requests, and to cause the Registrable Securities to be registered with or approved by necessary governmental agencies or authorities, and shall do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller.

                  3.4 The Company shall notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and shall prepare all necessary supplements or amendments to such prospectus to comply with all legal requirements pertaining thereto.

                  3.5 The Company shall cause all Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and shall provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

                  3.6 After the effectiveness of the registration statement, the Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and the provisions of the Securities Act.

                  3.7 The Company shall otherwise take all other actions necessary from time to time as, in the reasonable opinion of the Holders and their counsel, may reasonably be necessary or desirable to allow Holders to effectuate the public sale or resale of their Registrable Securities.

         4. Registration Expenses. All expenses incident to the Company's performance of or compliance with

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this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, counsel for the Company and all independent certified public accountants, underwriters and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. The Consultant shall be responsible for the fees and disbursements of its own counsel and its pro rata amount of any fees paid to any underwriter of the Registrable Securities.

         5.       Indemnification

                  5.1 The Company shall indemnify, to the extent permitted by law, each Holder of Registrable Securities, its members, managers, officers and employees and each Person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by or arising out of (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any document incorporated into any of the foregoing by reference prepared by the Company;
(ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) written information which contains any material misstatement or omission furnished by the Company to register the Registrable Securities in any jurisdiction; (iv) the failure of the Company to file any amendment or supplement to any registration statement or prospectus as required by the Securities Act, the Securities Exchange Act or any other applicable law; and (v) any and all Registration Expenses. The Company shall reimburse each such Holder and other person entitled to indemnification hereunder for any reasonable legal fees or other expenses incurred in investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable to any such indemnified person hereunder if and to the extent that any such loss, claim, damage, liability or expense is caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after The Company has furnished such Holder with a sufficient number of copies of the same.

                  5.2 In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from or arising out of any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder for the specific purpose of including the same in the registration statement; provided that the obligation to indemnify will be individual to each Holder and will be limited to the net amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.

                  5.3 The indemnification provided for under this Section 5 is cumulative with and in addition to, not exclusive or in lieu of, all other rights and remedies which may be available hereunder, under any other agreement between the Company and a Holder, at law or in equity, and such right of indemnification and other rights and remedies will remain in full force and effect regardless of any investigation made by or on behalf of, or knowledge of or attributable to, the indemnified party or any officer, director or controlling Person of such indemnified party, and will survive the transfer of securities and will be equally applicable to any other federal or state law or regulation requiring registration or qualification of the Registrable Securities other than the Securities Act and the Securities Exchange Act.


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         6.       Definitions.

                  6.1 "Person" means an individual, proprietorship, partnership, joint venture, corporation, limited liability company, association, trust, unincorporated organization or other entity or enterprise in any form or a government or any department, agency or political subdivision thereof.

                  6.2 "Holder(s)" means the Consultant and any other Person who at any time holds Registrable Securities (including, without limitation, by assignment from the Consultant).

                  6.3 "Registrable Securities" means all shares of the Company's common stock issued or issuable upon the exercise of the Warrant issued or to be issued by the Company to the Consultant pursuant to this Agreement. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or available to be sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

                  6.4 "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force, or any successor legislation thereto.

                  6.5 "SEC" means the United States Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

                  6.6 "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force, or any successor legislation thereto.

         7. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the Holders in this Agreement.

         8. Adjustments Affecting Registrable Securities. The Company will not cause or permit any stock split, combination of shares or other transaction resulting in an adjustment or similar effect on Registrable Securities which could reasonably be expected to adversely affect the ability of the Holders to include Registrable Securities in a registration undertaken pursuant to this Agreement or which could reasonably be expected to adversely affect the marketability of such Registrable Securities in any such registration.

         9. Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or in equity. The parties hereto agree and acknowledge that money damages will not be an adequate remedy for any breach of the provisions of this Agreement by the Company and that, in addition to the recovery of damages or the pursuit of any other right or remedy available at law, under the Purchase Agreement or otherwise, any Holder may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) and obtain specific performance and other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         10. Successors and Assigns. All covenants and agreements set forth in this Exhibit A by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors, assigns, heirs and legal representatives of the parties hereto, whether so expressed or not. Without limiting the foregoing, the obligations of the Company hereunder shall be binding upon the corporation that survives the Merger and the rights of the Consultant shall be applicable with respect to shares of common stock of such corporation. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of Holders or purchasers of Registrable Securities are also for the benefit of, and enforceable by, any subsequent Holder.

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